SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 1997


SEARS ROEBUCK ACCEPTANCE CORP.

(Exact name of registrant as specified in charter)


 Delaware                  1-4040                  51-0080535
(State or Other           (Commission             (IRS Employer
Jurisdiction of          File Number)         Identification No.)
Incorporation)



3711 Kennett Pike, Greenville, Delaware                19807
(Address of principal executive offices)              (Zip Code)







Registrant's telephone number, including area code (302) 888-3112


Item 5.     Other Events.

            On April 28, 1997, the Registrant entered into the credit agreement attached hereto as Exhibit 4.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            The exhibits are incorporated by reference to the exhibit list attached hereto.










































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                                  SIGNATURES





            Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                          SEARS ROEBUCK ACCEPTANCE CORP.





Date: April 28, 1997          By: /S/ Keith E. Trost
                                    KEITH E. TROST
                                    President




























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
                                  EXHIBITS



4(a). $5,000,000,000 Amended and Restated Credit Agreement dated as of April 28, 1997 among Sears Roebuck Acceptance Corp., the banks parties thereto, the Senior Managing Agent, Managing Agents, Co-Arrangers, Co-Agents and Lead Managers referred to therein and Morgan Guaranty Trust Company of New York, as Agent.

4(b).       Fixed Charge Coverage and Ownership Agreement dated
            February 20, 1997, between Sears, Roebuck and Co. and
            Sears Roebuck Acceptance Corp.




































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